UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2011
WASTE CONNECTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31507	94-3283464

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2295 Iron Point Road, Suite 200, Folsom, CA	95630

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (916) 608-8200
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
See Item 7.01, below.
Item 7.01 Regulation FD Disclosure.
On October 18, 2011, Waste Connections, Inc. issued a press release announcing its third quarter 2011 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
99.1 Press Release, dated October 18, 2011, issued by Waste Connections, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.
Date: October 18, 2011	BY:	/s/ Worthing F. Jackman
Worthing F. Jackman,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION

99.1	Press Release, dated October 18, 2011, issued by Waste Connections, Inc.